UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2022
________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.000% Notes due 2023	MO23A	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 19, 2022, Altria Group, Inc. (“Altria”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). There were 1,490,464,934 shares of Altria’s common stock represented in person or by proxy at the Annual Meeting, constituting 82.22% of outstanding shares on March 28, 2022, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results are set forth below:

Proposal 1:    Election of 12 Directors.

Name	For	Against	Abstain	Broker Non-Vote
Ian L.T. Clarke	1,153,000,873	8,082,787	4,245,080	325,136,194
Marjorie M. Connelly	1,153,474,741	8,005,068	3,848,931	325,136,194
R. Matt Davis	1,154,312,977	6,752,566	4,263,197	325,136,194
William F. Gifford, Jr.	1,151,048,076	10,307,708	3,972,956	325,136,194
Debra J. Kelly-Ennis	1,153,432,095	8,202,948	3,693,697	325,136,194
W. Leo Kiely III	1,128,850,017	32,136,684	4,342,039	325,136,194
Kathryn B. McQuade	1,145,010,694	16,477,595	3,840,451	325,136,194
George Muñoz	1,116,398,944	44,840,096	4,089,700	325,136,194
Nabil Y. Sakkab	1,140,391,955	20,609,138	4,327,647	325,136,194
Virginia E. Shanks	1,148,731,943	12,728,329	3,868,468	325,136,194
Ellen R. Strahlman	1,154,170,116	7,232,187	3,926,437	325,136,194
M. Max Yzaguirre	1,152,557,570	8,424,870	4,346,300	325,136,194

All nominees were duly elected as directors of Altria.
Proposal 2:        Ratification of the Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022.

For	Against	Abstain
1,435,612,757	50,063,810	4,788,367
The selection of the Independent Registered Public Accounting Firm was ratified.
Proposal 3:    Non-Binding Advisory Vote to Approve the Compensation of Altria’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
1,078,752,847	77,032,438	9,543,455	325,136,194
The proposal was approved on an advisory basis.

Proposal 4:     Shareholder Proposal - Commission a Civil Rights Equity Audit.

For	Against	Abstain	Broker Non-Vote
715,821,902	435,757,191	13,749,647	325,136,194
The proposal was approved.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

104    Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE:    May 23, 2022

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